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                              LTC PROPERTIES, INC.

                                  EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

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COMPANY                                                    STATE OF ORGANIZATION
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
Education Property Investors, Inc.                                 Nevada
Florida-LTC, Inc.                                                  Nevada
Illinois-LTC, In.c                                                 Delaware
Kansas-LTC Corporation                                             Delaware
   LTC-Gardner, Inc.                                               Delaware
LTC-Dearfield, Inc.                                                Nevada
LTC-DS, Inc.                                                       Delaware
   LTC-K1, Inc.                                                    Delaware
   LTC-K2, Inc.                                                    Delaware
   LTC-K2, LP, Inc.                                                Delaware
LTC-Fort Valley, Inc.                                              Delaware
LTC GP I, Inc.                                                     Delaware
LTC GP II, Inc.                                                    Delaware
LTC GP III, Inc.                                                   Delaware
LTC GP IV, Inc.                                                    Delaware
LTC GP V, Inc.                                                     Delaware
LTC-Griffin, Inc.                                                  Nevada
LTC-Jessup, Inc.                                                   Delaware
LTC-Jonesboro, Inc.                                                Nevada
LTC Partners I, L.P.                                               Delaware
LTC Partners II, L.P.                                              Delaware
LTC Partners III, L.P.                                             Delaware
LTC Partners IV, L.P.                                              Delaware
LTC Partners V, L.P.                                               Delaware
LTC Partners VI, L.P.                                              Delaware
LTC Partners VII, L.P.                                             Delaware
LTC Partners VIII, L.P.                                            Delaware
LTC REMIC Corporation                                              Delaware
LTC REMIC IV Corporation                                           Delaware
LTC-Richmond, Inc.                                                 Nevada
LTC-Sumner, Inc.                                                   Delaware
LTC-Tampa, Inc.                                                    Nevada
LTC-West, Inc.                                                     Nevada
L-Tex GP, Inc.                                                     Delaware
L-Tex L.P. Corporation                                             Delaware
Missouri River Corporation                                         Delaware
University Park Convalescent Center, Inc.                          Florida
Virginia-LTC, Inc.                                                 Nevada
Western Healthcare, Funding, Inc.                                  Nevada
Texas-LTC Limited Partnership                                      Texas

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